Events subsequent to the balance sheet date	12 Months Ended
Dec. 31, 2018
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Events subsequent to the balance sheet date
27	Events subsequent to the balance sheet date

Increased capacity under Revolving Facility

During the first quarter of 2019, the Group increased capacity under the Revolving Facility by €100.0 million for total commitment of €300.0 million.

Purchase of share in Icolo Ltd.

During 2019, the Group entered into an agreement to purchase 40% of the share capital of Icolo Ltd., and certain convertible loans which were previously granted to Icolo Ltd. by the sellers. The transaction price for both the shares and the convertible loans amounts to USD 5.7 million. After completion of this transaction, the Group will apply IAS 28 – Investments in Associates and Joint Ventures and account for the shares as an investment in an associate.